UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2020

EVO Payments, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38504	82-1304484
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Ten Glenlake Parkway, South Tower, Suite 950 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 709-7374

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVOP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2020, EVO Payments, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected all of the Company’s Class II director nominees to serve until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers (the “say-on-pay” proposal); (iii) approved, on an advisory basis, conducting advisory votes on the compensation of the Company’s named executive officers every year (the “say-on-pay frequency” proposal); (iv) approved an amendment to the Company’s 2018 Omnibus Incentive Stock Plan; and (v) ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ended December 31, 2020. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2020.

The following is a summary of the final voting results for each matter presented to stockholders:

Proposal No. 1: Election of Class II Directors

	For	Withheld	Broker Non-Votes
Laura M. Miller	60,515,448	287,979	1,379,635
Gregory S. Pope	44,555,137	16,248,290	1,379,635
Matthew W. Raino	44,084,521	16,718,906	1,379,635

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers for the year ended December 31, 2019

For	Against	Abstain	Broker Non-Votes
58,928,641	1,869,016	5,770	1,379,635

Proposal No. 3: Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	Abstain
60,618,390	3,637	174,702	6,698

Proposal No. 4: Approval of an amendment to the EVO Payments, Inc. 2018 Omnibus Incentive Stock Plan

For	Against	Abstain	Broker Non-Votes
56,155,971	4,641,355	6,101	1,379,635

Proposal No. 5: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020

For	Against	Abstain	Broker Non-Votes
61,516,665	661,065	5,332	None

The board of directors of the Company considered the recommendation of stockholders and intends to conduct an annual advisory stockholder vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO Payments, Inc.

	By:	/s/ Steven J. de Groot
Name: Steven J. de Groot
Date: June 15, 2020		Title: Executive Vice President, General Counsel and Secretary